THE EASTERN COMPANY


The Eastern Company
Continuous quarterly dividend since 1940
NASDAQ: EML

Investor Presentation
January 2021

Forward-Looking Statements

Statements in this document about our future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Securities and Exchange Commission. Any statements that are not statements of historical fact, including statements containing the words "believes," "intends," "continues," "reflects," "plans," "anticipates," "expects," "recovering" and similar expressions, should also be considered to be forward-looking statements. Readers should not place undue reliance on these forward-looking statements, which are based upon management's current beliefs and expectations. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Among the risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, but are not limited to, the impact of the ongoing COVID-19 pandemic, including the impact of shutdowns and other restrictions imposed in response to COVID-19 on our supply chain and production and consumer demand for our products, changing customer preferences, lack of success of new products, loss of customers, cybersecurity breaches, changes in competition in our markets, and increased prices for raw materials resulting from tariffs on imported goods or otherwise. There are important, additional factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including those set forth in our reports and filings with the Securities and Exchange Commission. We undertake no obligation to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.

Statement on Non-GAAP Measures

This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP") such as Adjusted Earnings Per Share, Adjusted EBITDA, and Free Cash Flow and certain ratios and other metrics derived there from. Adjusted EBITDA is net income before interest, taxes, depreciation and amortization and non-recurring costs and expenses. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends; and (ii) that the use of these non GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This presentation also includes both GAAP and non-GAAP financial measures presented on a last twelve-month ("LTM") basis for the period ended October 3, 2020. This information reflects unaudited trailing four quarter financial information calculated as follows: Start with the results from the audited financial data for the 2019 fiscal year and then add data for the nine months ended October 3, 2020, and then subtract data for the nine months ended September 28, 2019. We believe this information is useful to investors as we use it to evaluate our financial performance for ongoing planning purposes, including a continuous assessment of our financial performance in comparison to budgets and internal projections. Please see our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the relevant periods for the historical amounts used to calculate the LTM information presented.

Compelling Value Creation

Allocate capital to maximize returns to shareholders

Maintain a strong balance sheet with ample flexibility



Grow and build scale in our three core businesses – capitalizing on accelerators

Generate cash flow from more efficient and less capital intensive operations

A Portfolio of Scalable Core Businesses

THE EASTERN COMPANY

BIG 3 PRECISION PRODUCTS	Leading provider of engineered turnkey packaging as well as blow mold and injection blow mold tooling serving diverse markets, including: truck, automotive, packaged consumer goods and pharmaceuticals.	
EBERHARD. MANUFACTURING COMPANY	Global manufacturer and designer of access hardware systems, providing custom-engineered industrial, vehicular and specialty hardware to a wide variety of industries.	
VELVAC	Innovator in vision systems and components to truck, recreational and specialty vehicle OEMs and 4,000+ aftermarket distribution locations in North America.	

Diversified End-markets

- Recession-resistant demand
- Driven by new product launches and packaging redesign
- Concentrated packaging production and blue-chip customer base, e.g., Berry, Amcor, Kraft, Nestle, P&G, J&J

- Demand driven by new product launches, product updates and, increasingly, manufacturing automation
- Fragmented, partly caused by the importance of proximity to customers

- Wide range of end markets (e.g., truck accessories, sporting goods)
- Cyclicality and correlation with economic activity varies


Consumer and pharma packaging
Class 8 OEM
Commercial vehicles class 4-7 OEM
Commercial vehicle aftermarket and accessories
Consumer discretionary
Returnable packaging

- Cyclical demand driven by freight miles, government regulations
- Long sales cycles and program life
- Highly concentrated customer base of manufacturers, e.g., Daimler, Freightliner, Paccar, Volvo/Mack

- Driven by economic activity within each submarket / application
- Less cyclical due to market diversity
- Niche-player customers including chassis manufacturers and specialty vehicle builders, e.g., Ford, Navistar, Freightliner, Mitsubishi, etc.

- Stable demand driven by fleet age, freight miles
- Highly fragmented market with multiple levels of distribution
- Diverse customer base

A Track Record of Strong Sales Growth


Net Sales
($ millions)
$144.6
137.6
204.2
234.3
251.7
248.7
+15% CAGR
2015
2016
2017
2018
2019
2020
LTM*


2015-2019 Sales growth
(Percent of growth)
Acquired
Organic**
EBERHARD
VELVAC
BIG 3
PRECISION PRODUCTS
LOAD N LOCK

* Last twelve months ending October 3, 2020
** Organic sales represents the sum of the year-over-year change in sales of all businesses owned by The Eastern Company at the beginning of each fiscal year for the period 2016-2019

Focus on Cash Generation



Cash generation
($ millions)
Cash from operations
Free cash flow***
$9.1
6.6
12.4
9.5
11.2
8.4
12.9
9.3
23.0
17.5
27.1
21.6
+26% CAGR
+28% CAGR
2015*
2016
2017
2018
2019
LTM 2020**

* Average annual cash from operations between 2010-2015 was $9.2 million

** Last twelve months ending October 3, 2020; see Statement on Non-GAAP Measures

*** Free cash flow is defined as reported Net Cash Provided by Operating Activities less reported Capital Expenditure; see Statement on Non-GAAP Measures and Free Cash Flow Reconciliation

Earnings and Capital Efficiency Drive of Cash Flow

THE EASTERN COMPANY

2015-2019 change in free cash flow*
$ millions



$6.6
$7.5
$2.5
$2.9
$3.8
$17.5
2015 FCF
Net income
Depreciation and amortization
Capital expenditures
All other
2019 FCF

Net working capital
Percent of sales



30.2%
31.2%
27.0%
26.3%
27.9%
25.8%
-4.5%
2015
2016
2017
2018
2019
2020 LTM**

Capital intensity
Percent of operating cash flow



27.4%
23.4%
25.0%
28.0%
23.5%
20.3%
-7.1%
2015
2016
2017
2018
2019
2020 LTM**

* Free cash flow is defined as reported Net Cash Provided by Operating Activities less reported Capital Expenditure; see Statement on Non-GAAP Measures and Free Cash Flow Reconciliation

** Last twelve months ending October 3, 2020

Big 3 Precision: Capitalizing on New Product Launches

THE EASTERN COMPANY



Number of planned new vehicle model launches
40
77
70
63
63
2001-2020 Average: 40 launches
2021
2022
2023
2025

Source: Bank of America, *Car Wars*, May 2020

Returnable Packaging

- Industry leader in returnable packaging solutions for manufacturers.
- Highly engineered, value-added product offering.
- Manufacturing automation requires integrated material handling systems.
- Frequency of new vehicle launches, including electric vehicles is driving demand.
- Low fixed cost business model, and low working capital and maintenance capex requirements.

Packaging Blow Mold Tooling

- Dominant player in North America, in consolidated market.
- Tenured customer relationships (CPG, OTC) with recurring revenue.
- Broad offering of products and services from 6 facilities in key Midwest and Northeast markets and the U.K.

Eberhard Manufacturing: Digitizing Vehicular Hardware

THE EASTERN COMPANY


LEER
LEER

- Industry leader in domestic vehicular hardware solutions for commercial vehicle and vehicle accessory manufacturers.
- Strong recurring sales from participation in leading OEM programs.
- Highly engineered, value-added product offering, supported by one of the largest hardware engineering teams in the industry.
- Increasing adoption of electronics and digitization in door and access control are acceleration new product and service growth.
- Goal to generate one-third of total sales from electro-mechanical and software-enabled products by 2025.

Velvac: Leading Vision for Commercial Vehicles

THE EASTERN COMPANY



- Leader in commercial vehicle vision system design and production.
- Strong recurring sales to very long-term commercial vehicle programs – average program life more than 10 years.
- Well positioned to continue to grow and consolidate vision system opportunities.
- New electric truck expanding the market for vision systems.
- First to market with vision-based blind spot detection in RV industry.
- Integration of cameras and vision technology is creating significant new product opportunities.

A Bias For Action

THE EASTERN COMPANY

- **January 2016** August Vlak appointed President & CEO
- **January 2017** New leadership appointed at Eberhard and ILC
- **April 2017** Acquisition of Velvac Inc.
- **June 2018** Acquisition of Load N Lock
- **August 2019** Acquisition of Big 3 Precision
- **July 2020** Acquisition of Hallink RSM
- **November 2020** Consolidation of Eberhard and ILC

2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021

- **September 2014** Barington files 13D
- **May 2015** Barington wins proxy
- **May 2016** New governance rules enacted
- **June 2017** Russell 3000 Inclusion
- **March 2020** Sale of Canadian Commercial Vehicles
- **November 2020** Sale of Sesamee Mexicana

Next Steps for Eastern

THE EASTERN COMPANY

1	Build scale at Big 3 Precision (including synergies with Hallink) and at Eberhard (combination with Illinois Lock)
2	Invest in compelling M&A growth opportunities, seeking additional bolt-on acquisition opportunities.
3	Ramp organic growth by taking advantage of favorable market trends and digitization opportunities.
4	Accelerate debt paydown.
5	Ramp up interactions with the investment community.

Our goal to become a $100 million EBITDA company

Financial Summary – FY 2016 to LTM 10/2020

THE EASTERN COMPANY

$ millions except per share data

	FY 2016	FY 2017	FY 2018	FY 2019	2020 LTM**
LTM Sales	$137.6	$204.2	$234.3	$251.7	$248.7
% y-o-y growth	(4.8%)	48.4%	14.7%	7.5%	3.8%
Gross Profit	$36.3	$51.0	$58.7	$61.9	$58.7
% sales	26.4%	25.0%	25.1%	24.6%	23.6%
Net Income	$7.8	$5.0	$14.5	$13.3	$9.0
% sales	5.7%	2.5%	6.2%	5.3%	3.6%
EPS	$1.25	$0.80	$2.31	$2.12	$1.44
% y-o-y growth	35.8%	(35.8%)	188.8%	(8.2%)	(32.1%)
Adjusted EPS*	$1.23	$1.49	$2.32	$2.58	$2.04
% y-o-y growth	33.7%	21.1%	55.7%	11.2%	(20.9%)
Adjusted EBITDA*	$15.0	$19.8	$24.8	$27.7	$27.4
% sales	10.9%	9.7%	10.6%	11.0%	11.0%

2015-LTM 2020 CAGR = 12.1%

2015-LTM 2020 CAGR = 19.1%

* See Statement on Non-GAAP Measures and attached reconciliation and footnotes to reconciliation

** Last twelve months ending October 3, 2020

Financial Summary – Balance sheet

THE EASTERN COMPANY

$ millions; as of October 3, 2020

Assets	
Cash	$19.6
Receivables	$34.4
Inventory	$49.4
Prepaid Expenses	$4.5
Current Assets	$107.9
PP&E	$51.3
Goodwill	$77.8
Other Intangibles, Other	$34.3
Total Assets	$271.3
Liabilities	
Accounts Payable	$17.4
Accrued Expenses	$6.8
Current Portion Long Term Debt, Other	$9.1
Current Liabilities	$33.4
Long Term Debt	$89.1
Pension, Other Post-Retirement Benefits	$27.9
Other	$14.8
Total Liabilities	$165.2
Total Equity	$106.1
Total Liabilities & Equity	$271.3

- Our balance sheet remains strong.
- Based on our extensive scenario planning, we believe that Eastern's balance sheet has ample resources to navigate the current business environment.
- As of October 3, 2020, our net leverage ratio is 2.90x, and our fixed charge coverage ratio is 2.20x - both of which are well within with our bank covenants of 4.25x and 1.25x, respectively.
- Our net leverage ratio is based on adjusted EBITDA, as defined in our credit agreement, for the twelve months ended October 3, 2020.

Reconciliation of GAAP to Non-GAAP EPS

	December 31, 2016	December 30, 2017	December 29, 2018	December 28, 2019	Three Months Ended December 28, 2019	Nine Months Ended October 3, 2020	Twelve Months Ended October 3, 2020
Net Income as reported per generally accepted accounting principles (GAAP)	$ 7,795,323	$ 5,045,255	$ 14,505,937	$ 13,266,142	$ 4,972,327	$ 3,991,709	$ 8,964,036
Earnings Per Share as reported under generally accepted accounting principles (GAAP):							
Basic	$ 1.25	$ 0.81	$ 2.32	$ 2.13	$ 0.80	$ 0.64	$ 1.44
Diluted	$ 1.25	$ 0.80	$ 2.31	$ 2.12	$ 0.79	$ 0.64	$ 1.44
Adjustments for one-time expenses							
Goodwill impairment loss						(4,002,540) N	(4,002,540) N
Contingent liability	144,231 A						
Environmental remediation		(300,000) B	(50,000) B				
Legal suit			(157,012) F	(230,000) H	(230,000) H		(230,000) H
Gain on asset sale				597,822 I			
Retired life insurance buyout				454,143 J	113,536 J		113,536 J
Factory relocation				(1,003,118) K		(250,920) O	(250,920) O
Purchase accounting		(1,187,660) C					
Restructuring expense		(205,000) D		(1,661,533) L			
Transaction expense		(869,000) E	(455,076) G	(1,293,478) M	(109,537) M	(490,916) P	(600,453) M,P
Total non-recurring items	144,231	(2,641,660)	(662,088)	(3,136,164)	(226,001)	(4,744,384)	(4,970,385)
Tax	44,178	(817,600)	(116,064)	(218,823)	(40,997)	(1,144,345)	(1,185,342)
Jobs Act Tax		2,565,172	(507,847)				
Total Adjustment net of tax	100,053	(4,319,440)	(38,177)	(2,917,341)	(185,004)	(3,600,039)	(3,785,043)
Adjustment to Net Income (related to one time expenses), (Non-GAAP)	$ 7,695,270	$ 9,364,695	$ 14,544,114	$ 16,183,483	$ 5,157,331	$ 7,591,748	$ 12,749,079
Adjustment to Earnings per share (related to one time expenses), (Non-GAAP)							
Basic	$1.23	$1.50	$2.32	$2.60	$0.83	$1.22	$2.04
Diluted	$1.23	$1.49	$2.32	$2.58	$0.82	$1.22	$2.04

Note: See Statement on Non-GAAP Measures and attached reconciliation and footnotes to reconciliation

Reconciliation of Expenses from GAAP to Non-GAAP EBITDA

THE EASTERN COMPANY

	December 31, 2016	December 30, 2017	December 29, 2018	December 28, 2019	Three Months Ended December 28, 2019	Nine Months Ended October 3, 2020	Twelve Months Ended October 3, 2020
Net Income/(loss) as reported per generally accepted accounting principles (GAAP)	$ 7,785,323	$ 5,045,255	$ 14,505,937	$ 13,266,142	$ 4,972,327	$ 3,991,709	$ 8,964,036
Interest expense	121,500	976,512	1,202,272	1,857,961	883,425	2,081,283	2,964,708
Provision for/(benefit from) income taxes	3,438,092	6,409,687	3,084,392	2,939,829	404,796	1,309,295	1,714,091
Depreciation and amortization	3,814,393	4,719,185	5,329,208	6,454,881	2,647,402	6,144,226	8,791,628
Goodwill impairment loss						(4,002,540) N	(4,002,540) N
Contingent liability	144,231 A						
Environmental remediation		(300,000) B	(50,000) B				
Legal suit			(157,012) F	(230,000) H	(230,000) H		(230,000) H
Gain on asset sale				597,822 I			
Retired life insurance buyout				454,143 J	113,536 J		113,536 J
Factory relocation				(1,005,118) K		(250,920) O	(250,920) O
Purchase accounting		(1,187,668) C					
Restructuring expense		(205,000) D		(1,661,533) L			
Transaction expense		(869,000) E	(455,076) G	(1,295,478) M	(109,537) M	(490,916) P	(600,453) M,P
Adjusted EBITDA	$ 15,015,677	$ 19,792,307	$ 24,783,897	$ 27,654,977	$ 9,133,951	$ 18,270,897	$ 27,404,848

Note: See Statement on Non-GAAP Measures and attached reconciliation and footnotes to reconciliation

Reconciliation of Free Cash Flow

THE EASTERN COMPANY

	December 31, 2015	December 31, 2016	December 30, 2017	December 29, 2018	December 28, 2019	Three Months Ended December 28, 2019	Nine Months Ended October 3, 2020	Twelve Months Ended October 3, 2020
Net Cash Provided by Operating Activities	$ 9,133,429	$ 12,415,240	11,180,182	12,876,062	22,958,164	10,445,893	16,689,641	27,135,534
Capital Expenditures	(2,538,236)	(2,863,470)	(2,762,949)	(3,596,572)	(5,440,488)	(3,544,360)	(1,976,370)	(5,520,730)
Free Cash Flow	$ 6,595,193	$ 9,551,770	$ 8,417,233	$ 9,279,490	$ 17,517,676	$ 6,901,533	$ 14,713,271	$ 21,614,804

We define Free Cash Flow as reported Net Cash Provided by Operating Activities less reported Capital Expenditures.

Note: See Statement on Non-GAAP Measures and attached reconciliation and footnotes to reconciliation

Reconciliation Footnotes

A. Argo earnout reversal
B. Environmental remediation expense related to the metal products segment
C. Charge to Cost of Goods Sold relating to purchase accounting for the Velvac acquisition
D. Personnel expenses related to the Security Segment
E. Expense incurred in the acquisition of Velvac
F. Settlement of a lawsuit
G. Expense incurred in the acquisition of Big 3 Precision and Load N Lock
H. Expense incurred in an OSHA inspection in the Metal Products Segment
I. Gain on sale of land
J. Gain on buyout of retiree life insurance
K. Expense incurred in the relocation of Composite Panels Technology
L. Expense incurred in the closure of Road IQ in Bellingham, WA
M. Expense incurred in the acquisition of Big 3 Precision
N. Goodwill impairment at the Greenwald Industries Division
O. Expense incurred in the relocation of our factory in Reynosa, Mexico
P. Expense incurred in the acquisition of Hallink RSB, Inc. and the disposition of Canadian Commercial Vehicles

Use of Non-GAAP Financial Measures

- To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), we disclose certain non-GAAP financial measures including adjusted net income and adjusted earnings per diluted share. Adjusted net income and adjusted earnings per diluted share exclude one time related expenses. These measures are not in accordance with GAAP.
- Management uses such measures to evaluate performance period over period, to analyze the underlying trends in our business including our business segments, to assess our performance relative to our competitors, and to establish operational goals and forecasts that are used in allocating resources. These financial measures should not be considered in isolation from, or as a replacement for, GAAP financial measures.
- We believe that presenting non-GAAP financial measures in addition to GAAP financial measures provides investors greater transparency to the information used by our management for its financial and operational decision-making. We further believe that providing this information better enables our investors to understand our operating performance and to evaluate the methodology used by management to evaluate and measure such performance.

THE EASTERN COMPANY

The Eastern Company
Corporate Office
112 Bridge Street
P.O. Box 460
Naugatuck, Connecticut
Phone: (203) 729-2255
ir@easterncompany.com